Losses on derecognition of financial assets not measured at fair value through profit or loss, net (Tables)	12 Months Ended
Dec. 31, 2020
Gain Loss Arising From Derecognition Of Financial Assets [Abstract]
Table of (Loss) From Derecognition of Financial Assets not Measured at Fair Value Through Profit or Loss

	2020	2019	2018
Loss from sale of government securities	(2,308,809)	(79,314)	(284,476)
Loss from sale of private securities	(1,049)	(1,560)	(1,896)

TOTAL	(2,309,858)	(80,874)	(286,372)